UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 14, 2008



                             Medis Technologies Ltd.
             (Exact name of Registrant as specified in its charter)


        Delaware                       0-30391                   13-3669062
(State of incorporation)        (Commission File No.)           (IRS Employer
                                                             Identification No.)

                                805 Third Avenue
                            New York, New York 10022
                    (Address of principal executive offices)


                  Registrant's telephone number: (212) 935-8484


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On January 14, 2008, Cell Kinetics Ltd., an indirect, majority-owned subsidiary of our company, issued a press release announcing that the Cell Kinetics' rights offering (the "Rights Offering") that expired on January 7, 2008 was over-subscribed and those subscribers who purchased all ordinary shares underlying their basic subscription rights and chose to exercise their over-subscription rights will receive additional shares of Cell Kinetics based on the formula set forth in the November 5, 2007 Rights Offering prospectus.

     A copy of the press release is being furnished as Exhibit 99.1 to this report and incorporated herein by reference.




Item 9.01. Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired - None

(b)  Pro Forma Financial Information - None

(c)  Shell Company Transactions - None

(d)  Exhibits:

    Exhibit No.       Description
    -----------       -----------

      99.1            Press Release dated January 14, 2008

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 15, 2008


                                          MEDIS TECHNOLOGIES LTD.



                                          By:   /s/ Howard Weingrow
                                              ---------------------------------
                                               Name:  Howard Weingrow
                                               Title:  Deputy Chairman and
                                                       Chief Operating Officer